ACST-SUP-3 061215

Statement of Additional Information Supplement dated June 12, 2015

The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, B, C, R, Y, Investor, R5 and R6 shares, as applicable, of the Funds listed below

Invesco Core Plus Bond Fund	Invesco Low Volatility Equity Yield Fund
Invesco Floating Rate Fund	Invesco Strategic Real Return Fund
Invesco Global Real Estate Income Fund

The following information replaces in its entirety the information appearing in the first paragraph under the heading “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS– Investment Strategies and Risk – Foreign Investments– Foreign Exchange Transactions” in the Statement of Additional Information:

“Foreign Exchange Transactions. Each Fund that may invest in foreign currency-denominated securities has the authority to purchase and put and sell foreign currency options, foreign currency futures contracts and related options, currency-related swaps and may engage in foreign currency transactions either on a spot (i.e., for prompt delivery and settlement) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency contracts (see Forward Foreign Currency Contracts). Because forward foreign currency contracts and currency-related swap contracts are privately negotiated transactions, there can be no assurance that a counterparty will honor its obligations.”

The following information replaces in its entirety the information appearing under the heading “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS– Investment Strategies and Risk – Foreign Investments– Floating Rate Corporate Loans and Corporate Debt Securities of Non-U.S. Borrowers” in the Statement of Additional Information:

“Floating Rate Corporate Loans and Corporate Debt Securities of Non-U.S. Borrowers. Invesco Floating Rate Fund and Invesco Strategic Real Return Fund may invest in floating rate loans and floating rate debt securities that are made to non-U.S. borrowers, provided that the loans are U.S. dollar denominated or otherwise provide for payment in U.S. dollars, and any such borrower meets the credit quality standards established by Invesco and the Sub-Advisers for U.S. borrowers. The Fund similarly may invest in floating rate loans and floating rate debt securities made to U.S. borrowers with significant non-U.S. dollar-denominated revenues; provided that the loans are U.S. dollar-denominated or otherwise provide for payment to the Fund in U.S. dollars. In cases where the floating rate loans or floating rate debt securities are not denominated in U.S. dollars, provisions will be made for payments to the lenders, including the Fund, in U.S. dollars pursuant to foreign currency swaps or the currency risk of the transaction will be hedged using forward foreign currency contracts.”

ACST-SUP-3 061215